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                                   Exhibit J

                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Financial Highlights" and "Financial Statements" and to the use of our report dated January 27, 1999, in Post-Effective Amendment No. 13 to the Registration Statement (Form N-1A No. 33-28888) and related Prospectus of Canada Life of America Series Fund, Inc. (dated May 1, 1999).

                                                Ernst & Young LLP

Atlanta, Georgia
April 27, 1999